                                                                    EXHIBIT 10.3
                                                                [EXECUTION COPY]


                              SECURITY AGREEMENT











                              ORRICK, HERRINGTON
                                  & SUTCLIFFE

                               SECURITY AGREEMENT
                               ------------------


     THIS SECURITY AGREEMENT, dated as of 25 July, 1996, is executed by Flextronics International USA, Inc. a California corporation ("Debtor" or
                                                               ------
"FIUI") in favor of The First National Bank of Boston, Singapore Branch, acting
 ----
as security agent (in such capacity, "Security Agent") for and on behalf of, and
                                      ---------------
for the benefit of, the Security Agent, the Facility Lender (as defined below), the Facility Agent (as defined below) and each of the Lenders (as defined below).


                                    RECITALS
                                    --------

     A. By a US$45,000,000 revolving credit facility agreement (the "Facility Agreement") dated June 13, 1996 between (1) Debtor and Flextronics Singapore Pte Ltd. ("FSPL") as Borrowers, (2) The First National Bank of Boston, Singapore Branch as Tranche A Lender, and the banks and financial institutions listed under Schedule 1 therein as Tranche B Lenders (collectively, the "Lenders" and individually a "Lender"), (3) The First National Bank of Boston, Singapore Branch as Facility Agent for the Lenders and (4) The First National Bank of Boston, Singapore Branch as Security Agent for the Facility Lender and the Lenders, the Lenders agreed on the terms and subject to the conditions contained in the Facility Agreement to make available to FIUI the Tranche A Facility of up to US$18,000,000 and to make available to FSPL the Tranche B Facility of up to US$27,000,000.

     B. By a US$3,000,000 revolving credit facility letter ("Facility Letter") dated June 4, 1996 between (1) FSPL and (2) The First National Bank of Boston, Singapore Branch (the "Facility Lender"), the Facility Lender has agreed on the terms and subject to the conditions contained in the Facility Letter to make available to FSPL the revolving line of credit of up to US$3,000,000.

     C. FIUI and FSPL or either of them may not utilize the facilities under the Facility Agreement and the Facility Letter unless and until (amongst other things) the Security Agent has received this Security Agreement duly executed by the Debtor.


                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Debtor hereby agrees with Security Agent, for the benefit of the Security Agent, the Facility Agent, the Facility Lender and each of the Lenders, as follows:

     1.  DEFINITIONS AND INTERPRETATION.  When used in this Security Agreement,
         ------------------------------
the following terms shall have the following respective meanings:

          "Account Debtor" shall have the meaning given to that term in
           --------------
     subparagraph 3(A)(d) hereof.
     -------------------

          "Borrowers" shall mean collectively FIUI and FSPL.
           ---------

          "Collateral" shall have the meaning given to that term in paragraph 2
           ----------                                               -----------
     hereof.

          "Debtor" shall have the meaning given to that term in the introductory
           ------
     paragraph hereof.

          "Default" shall mean the occurrence of an Event of Default under
           -------
     Clause 16(A)(vi), (ix) or (x) of the Facility Agreement, the exercise by the Facility Agent of its rights under Clause 16(B) of the Facility Agreement, or the exercise by the Facility Lender of its right to terminate the US$3,000,000 facility under the Facility Letter.

          "FIUI" shall have the meaning given to that term in the preamble hereof.

          "FSPL" shall have the meaning given to that term in Recital A hereof.
           ----                                               ---------

          "Facility Agreement" shall have the meaning given to that term in
           ------------------
     Recital A hereof.
     ---------

          "Facility Documents" shall mean the Facility Agreement and the
           ------------------
     Facility Letter.

          "Facility Lender" shall have the meaning given to that term in Recital
           ---------------                                               -------
     B hereof.
     -

          "Facility Letter" shall have the meaning given to that term in Recital
           ---------------                                               -------
     B hereof.
     -

          "Lenders" shall have the meaning given to that term in Recital A
           -------                                               ---------
     hereof.

          "Obligations" shall mean and include all loans, advances, debts,
           -----------
     liabilities and obligations, howsoever arising, owed by any Borrower to any Lender, the Facility Lender, the Facility Agent or the Security Agent of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising pursuant to the terms of the Facility Documents or any of the other Transaction Documents.

          "Permitted Liens" means the following: (i) liens for taxes not yet
           ---------------
     payable; and (ii) liens in favor of customs and revenue authorities which secure payment of customs duties in connection with importation of goods.

          "Receivables" shall have the meaning given to that term in Attachment
           -----------                                               ----------
     1 hereto.
     -

          "Related Contracts" shall have the meaning given to that term in
           -----------------
     Attachment 1 hereto.
     ------------

          "Security Agent" shall have the meaning given to that term in the
           --------------
     introductory paragraph hereof.

          "UCC" shall mean the Uniform Commercial Code as in effect in the State
           ---
     of California from time to time.

Unless otherwise defined herein, all other capitalized terms used herein and defined in the Facility Agreement shall have the respective meanings given to those terms in the Facility Agreement, and all terms defined in the UCC shall have the respective meanings given to those terms in the UCC.

     2.   GRANT OF SECURITY INTEREST.  As security for the Obligations, Debtor
          --------------------------
hereby pledges and assigns to Security Agent (for the benefit of the Security Agent, the Facility Agent, the Facility Lender and each of the Lenders) and grants to Security Agent (for the benefit of the Security Agent, the Facility Agent, the Facility Lender and each of the Lenders) a security interest in all right, title and interest of Debtor in and to the property described in

Attachment 1 hereto, whether now owned or hereafter acquired (collectively and
- ------------
severally, the "Collateral"), which Attachment 1 is incorporated herein by this
                ----------          ------------
reference. Notwithstanding the foregoing provisions of this Section 2, such grant of a security interest shall not extend to, and the term "Collateral" shall not include, any general intangibles of the Debtor (whether owned or held as licensee or lessee, or otherwise), to the extent that (i) such general intangibles are not assignable or capable of being encumbered as a matter of law or under the terms of the license, lease or other agreement applicable thereto (but solely to the extent that any such restriction shall be enforceable under applicable law), without the consent of the licensor or lessor thereof or other applicable party thereto and (ii) such consent has not been obtained; provided,
                                                                      --------
however, that the foregoing grant of security interest shall extend to, and the
- -------
term "Collateral" shall include, (A) any general intangible which is a Receivable or a proceed of, or otherwise related to the enforcement or collection of, any Receivable, or goods which are the subject of any Receivable,
(B) any and all proceeds of any general intangibles which are otherwise excluded to the extent that the assignment or encumbrance of such proceeds is not so restricted; and (C) upon obtaining the consent of any such licensor, lessor or other applicable party's consent with respect to any such otherwise excluded general intangibles, such general intangibles as well as any and all proceeds thereof that might have theretofore have been excluded from such grant of a security interest and the term "Collateral".


     3.   REPRESENTATIONS AND WARRANTIES.  (A) Debtor represents and warrants to
          ------------------------------
the Facility Agent, the Facility Lender, each of the Lenders and the Security Agent as follows:

          (a) Ownership of Collateral.  Debtor is the legal and beneficial owner
              -----------------------
     of the Collateral (or, in the case of after-acquired Collateral, at the time Debtor acquires rights in the Collateral, will be the legal and beneficial owner thereof). No other Person has (or, in the case of after-acquired Collateral, at the time Debtor acquires rights therein, will have) any right, title, claim or interest (by way of lien, purchase option or otherwise) in, against or to the Collateral save and except pursuant to this Agreement and the Charge.

          (b) Priority of Security Interest.  Security Agent has (or in the case
              -----------------------------
     of after-acquired Collateral, at the time Debtor acquires rights therein, will have) a first priority perfected security interest in the Collateral, subject to Permitted Liens.

          (c) Location of Records.  Debtor keeps all records concerning the
              -------------------
     Receivables and the originals of all Related Contracts at Datasafe, 3160 W. Bayshore Freeway, Palo Alto, CA 94303, 1965 Concord Drive, Suite G, San Jose, CA 95131 or 1971 North Capital Ave., San Jose, CA 95132. Debtor's chief executive office is located at 2241 Lundy Avenue, San Jose, California 95131, USA.

          (d) Enforceability of Receivables.  Each Receivable to the best
              -----------------------------
     knowledge of Debtor is genuine and enforceable against the party obligated to pay the same (an "Account Debtor") free from any right of rescission,
                          ---------------
     defense, setoff or discount.

          (e) Powers.  Debtor has the power to enter into, exercise its rights
              ------
     (if any) and perform and comply with its obligations under and to create the security expressed to be created by this Security Agreement.

          (f) Authorizations and Consents.  All action, conditions and things
              ---------------------------
     required to be taken, fulfilled and done (including the obtaining of any necessary consents) in order (i) to enable the Debtor lawfully to enter into, exercise its rights and perform and comply with its obligations under the Security Agreement,

     (ii) to ensure that those obligations are legally binding and enforceable and (iii) to make this Security Agreement admissible in evidence in the courts of Singapore and the State of California, USA have been taken, fulfilled and done.

          (g) Non-violation of Laws.  Debtor's entry into, exercise of its
              ---------------------
     rights and/or performance of or compliance with its obligations under this Security Agreement do not and will not violate (1) any law to which it is subject, or (2) any agreement to which it is a party or which is binding on its assets.

          (h) No Default.  Debtor is not in default under any agreement to which
              ----------
     it is a party or which is binding on its assets or by which it may be bound.

          (i) Obligations Enforceable.  Debtor's obligations under this Security
              -----------------------
     Agreement are valid, binding and enforceable.

          (j) Litigation.  There are no actions, suits or proceedings (other
              ----------
     than those of a frivolous or vexatious nature) current or pending or threatened by or against the Debtor in connection with or arising out of any Collateral which would affect the Security Agent's, Facility Agent's, Facility Lender's or the Lenders' security herein.

          (k) Book Value.  The amount payable by the Account Debtors in respect
              ----------
     of the Receivables will be not less than ninety percent of the book value of the Receivables except as is previously disclosed in writing to the Security Agent.

          (l) No Extension of Time.  Except for any reasonable extension and
              --------------------
     except in the ordinary course of business in accordance with Debtor's usual and customary policies and practices, Debtor has not agreed with any Account Debtors for any extension of the contractual time for payment of any Receivables or for any waiver or modification of the terms of contract except as provided for in this Security Agreement.

          (m) Related Corporation.  No Account Debtor is a related corporation
              -------------------
     or an affiliate of the Debtor.

          (n) Winding-up.  No meeting has been convened for Debtor's winding-up
              ----------
     or bankruptcy or for the appointment of a receiver, trustee, judicial manager or similar officer of Debtor, its assets or any of them, no such step is intended by it and, so far as it is aware, no petition, application or the like is outstanding for its winding-up or bankruptcy or for the appointment of a receiver, trustee, judicial manager or similar officer of it, its assets or any of them.

          (o) No Immunity.  Neither Debtor nor any of its assets entitled to
              -----------
     immunity from suit, execution, attachment or other legal process, and its entry into this Security Agreement constitutes, and the exercise of its rights and performance of and compliance with its obligations under this Security Agreement will constitute, private and commercial acts done and performed for private and commercial purposes.

          (p) No Misstatement.  No information, exhibit or report furnished in
              ---------------
     writing by Debtor to the Security Agent in connection with the negotiation of this Security Agreement contained any misstatement of fact as at the date of such exhibit or report or as at the date when such information was given which was material in the context of this Security Agreement or omitted to state a fact as at such date which in any such case would be materially adverse to the interests of the Security Agent, Facility Agent, Facility Lender or the Lenders under this Security Agreement.

          (q) No Material Adverse Change.  There has been no material adverse
              --------------------------
     change in Debtor's financial condition or operations since the date of its last financial statement submitted to the Security Agent save as previously disclosed to the Security Agent in writing.

          (r) Full Disclosure.  It has fully disclosed in writing to the
              ---------------
     Security Agent all facts relating to Debtor which it knows or should reasonably know and which are material for disclosure to the Security Agent, Facility Agent, Facility Lender and the Lenders in the context of this Security Agreement.

     (B) The Debtor warrants to and for the benefit of the Facility Agent, the Facility Lender, each of the Lenders and the Security Agent that each of the warranties and representations in Paragraph 3(A) made by it will be correct and
                                  ---------
complied with in all material respects at all times during the continuance of this Security Agreement as if repeated then by reference to the then existing circumstances.

     4.   COVENANTS.  Debtor hereby agrees as follows:
          ---------

          (a) Debtor, at Debtor's expense, shall promptly procure, execute and deliver to Security Agent all documents, instruments and agreements and perform all acts, including filing all financing statements, which are necessary or desirable, or which Security Agent may reasonably request, to establish, maintain, preserve, protect and perfect the Collateral, the lien granted to Security Agent therein and the first priority of such lien (subject to Permitted Liens) or to enable Security Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the preceding sentence, Debtor shall at the request of Security Agent (i) deliver to Security Agent all originals of Collateral consisting of instruments (other than instruments which constitute identifiable cash proceeds), (ii) procure, execute and deliver to Security Agent all endorsements, assignments and other instruments of transfer requested by Security Agent, (iii) deliver to Security Agent promptly upon receipt all originals of Collateral consisting of documents and chattel paper, (iv) deliver to Security Agent all non-cash proceeds of Collateral and (v) cause the lien of Security Agent in any Collateral consisting of securities to be recorded or registered in the books of any financial intermediary or clearing corporation requested by Security Agent.

          (b) Debtor shall not use or permit any Collateral to be used in violation of (i) any provision of the Facility Documents, this Security Agreement or any other Transaction Document, (ii) any applicable law, rule or regulation where such use might have a material adverse effect, or (iii) any policy of insurance covering the Collateral.

          (c) Debtor shall pay promptly when due all taxes and other governmental charges, all Liens (other than Permitted Liens) and all other charges now or hereafter imposed upon, relating to or affecting any Collateral.

          (d) Without thirty (30) days' prior written notice to Security Agent, Debtor shall not (i) change Debtor's name or place of business (or, if Debtor has more than one place of business, its chief executive office), or the office in which Debtor's records relating to Receivables or the originals of Related Contracts are kept, or (ii) keep Collateral consisting of chattel paper and documents at any location other than the addresses office set forth in subparagraph 3(A)(c).
                         --------------------

          (e) Debtor shall instruct all Account Debtors to deliver all remittances, checks and other funds payable with respect to Receivables, and shall deposit all remittances, checks and other funds (in whatever form) received with respect to Collateral, to the deposit account described in Attachment 2 (the "Lock Box Account") in which Security Agent has a first priority perfected security interest. Debtor shall not deposit or permit to be deposited into the Lock Box Account funds other than proceeds of the Collateral and shall not commingle the proceeds of Collateral with any other funds of Debtor. Debtor shall execute and deliver to the bank or other depository institution at which such Lock Box Account is maintained (the "Depositary Bank") a Notice of Security Interest in the form of
           ----------------
     Attachment 3 hereto.  As soon as possible after the first funding under the
     ------------
     Facility Agreement, Debtor shall use its best efforts to enter into and to cause the Depositary Bank to enter into a three-party agreement satisfactory to Security Agent relating to the Lock Box Account, and thereafter Debtor shall comply with the terms of such agreement.

          (f) Debtor shall appear in and defend any action or proceeding which may affect its title to or Security Agent's, Facility Agent's, Facility Lender's or any Lenders' interest in the Collateral.

          (g) Debtor shall keep complete records of the Collateral and shall provide Security Agent with such records and such other reports and information relating to the Collateral as Security Agent may reasonably request from time to time and shall allow representatives of Security Agent at all reasonable times access to its premises where its books of account and other records and documents relating to the Account Debtors and the Receivables are kept and further permit such representatives to inspect and make copies of all such accounts, records and documents.

          (h) Debtor shall not surrender or lose possession of (other than to Security Agent), sell, encumber, or otherwise dispose of or transfer any Collateral or right or interest therein except as permitted in the Facility Agreement; provided that Debtor shall be free to deal in and with the Collateral in the ordinary course of its business from time to time during the duration of this Security Agreement so long as no Default has occurred and is continuing, and, provided further that notwithstanding any provision of the Facility Agreement, Debtor shall keep the Collateral free of all liens other than Permitted Liens.

          (i) Debtor shall at the request of the Security Agent, following a Default, stamp conspicuously on the face of all original copies of all Collateral consisting of chattel paper and documents not in the possession of the Security Agent a legend satisfactory to the Security Agent indicating that such chattel paper is subject to the security interest created hereby.

          (j) Debtor shall promptly and diligently perform the obligations on its part contained in all contracts giving rise to the Receivables, notify the Security Agent of any breach of or default of which it has knowledge under any contracts giving rise to the Receivables and collect, enforce and receive delivery of the Receivables, in accordance with past practice until otherwise notified by Security Agent.

          (k) Debtor shall comply with all material laws, rules and regulations applicable to Debtor which relate to the production, possession, operation, maintenance and control of the Collateral (including, without limitation, the Fair Labor Standards Act).

          (l) Debtor shall notify the Security Agent in writing:

               (1) upon the request of the Security Agent of any information concerning the creditworthiness of any of the Account Debtors; and

               (2) as soon as reasonably practicable, of the happening of any event tending to adversely affect the warranties contained in

                    Paragraph 3(A)(d), (j), (k), (l) and (m) including any disputes arising out of the Receivables.

     5.   AUTHORIZED ACTION BY SECURITY AGENT.  Debtor hereby irrevocably
          -----------------------------------
appoints Security Agent as its attorney-in-fact and agrees that Security Agent may perform (but Security Agent shall not be obligated to and shall incur no liability to Debtor or any third party for failure so to do) any act which Debtor is obligated by this Security Agreement to perform, and to exercise such rights and powers as Debtor might exercise with respect to the Collateral, including, without limitation, the right to (a) collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; (b) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral;
(c) insure, process, preserve and enforce the Collateral; (d) make any compromise or settlement, and take any action it deems advisable, with respect to the Collateral; (e) pay any indebtedness of Debtor relating to the Collateral; and (f) execute UCC financing statements and other documents, instruments and agreements required hereunder; provided, however, that Security
                                               --------  -------
Agent may exercise such powers only after the occurrence and during the continuance of a Default. Debtor agrees to reimburse Security Agent upon demand for all reasonable costs and expenses, including attorneys' fees, Security Agent may incur while acting as Debtor's attorney-in-fact hereunder, all of which costs and expenses are included in the Obligations. Debtor agrees that such care as Security Agent gives to the safekeeping of its own property of like kind shall constitute reasonable care of the Collateral when in Security Agent's possession; provided, however, that Security Agent shall not be required to make
            --------  -------
any presentment, demand or protest, or give any notice and need not take any action to preserve any rights against any prior party or any other Person in connection with the Obligations or with respect to the Collateral.

     6.   DEFAULT AND REMEDIES.  Debtor shall be deemed in default under this
          --------------------
Security Agreement upon the occurrence and during the continuance of a Default. In addition to all other rights and remedies granted to Security Agent, Facility Agent, Facility Lender and the Lenders by this Security Agreement, the Facility Documents the other Transactions Documents, the UCC and other applicable laws, Security Agent may, upon the occurrence and during the continuance of a Default, exercise any one or more of the following rights and remedies: (a) collect, receive, appropriate or realize upon the Collateral or otherwise foreclose or enforce Security Agent's security interests in any or all Collateral in any manner permitted by applicable laws or in this Security Agreement; (b) notify any or all Account Debtors to make payments on Receivables directly to Security Agent and/or notify the bank holding the Lock Box Account to pay all funds in such account to Security Agent; (c) sell or otherwise dispose of any or all Collateral at one or more public or private sales, whether or not such Collateral is present at the place of sale, for cash or credit or future delivery, on such terms and in such manner as Security Agent may determine; (d) require Debtor to assemble the Collateral and make it available to Security Agent at a place to be designated by Security Agent;
(e) enter onto any property where any Collateral is located and take possession thereof with or without judicial process; and (f) prior to the disposition of the Collateral, store, process, repair or recondition any Collateral consisting of goods, perform any obligations and enforce any rights of Debtor under any Related Contracts or otherwise prepare and preserve Collateral for disposition in any manner and to the extent Security Agent deems appropriate. In any case where notice of any sale or disposition of any Collateral is required, Debtor hereby agrees that seven (7) days notice of such sale or disposition is reasonable.

     7.   AUTHORIZED ACTIONS; WAIVERS; ETC.
          ---------------------------------

          (a) Authorizations.  Debtor authorizes Security Agent, Facility Agent,
              --------------
     Facility Lender and the Lenders, in their discretion, without notice to Debtor (but (with respect to any action as to Debtor as a borrower under the Facility Agreement), subject to the terms of the Facility Agreement), irrespective of any change in the financial condition of FSPL, Debtor or any other guarantor of the Obligations since the date hereof, and without affecting or impairing in any way the liability of Debtor hereunder, from time to time to:

               (i) Create new Obligations and renew, compromise, extend, accelerate or otherwise change the time for payment or performance of, or otherwise amend or modify the Facility Documents or the Transaction Documents or change the terms of the Obligations or any part thereof, including increase or decrease of the rate of interest thereon;

               (ii) Take and hold security for the payment or performance of the Obligations and exchange, enforce, waive or release any such security; apply such security and direct the order or manner of sale thereof; and purchase such security at public or private sale;

               (iii) Otherwise exercise any right or remedy it may have against FSPL, Debtor, any other guarantor of the Obligations or any security, including, without limitation, the right to foreclose upon any such security by judicial or nonjudicial sale;

               (iv) Settle, compromise with, release or substitute any one or more makers, endorser or guarantors of the Obligations; and

               (v) Assign the Obligations, this Security Agreement, the Facility Documents or the other Transaction Documents in whole or in part to the extent provided in the Facility Documents and the other Transaction Documents.

          (b) Waivers.  Debtor hereby waives to the full extent permitted by
              -------
     law:

               (i) Any right to require Security Agent, Facility Agent, Facility Lender or any Lender to (A) proceed against FSPL or any other guarantor of the Obligations, (B) proceed against or exhaust any security received from FSPL, Debtor or any other guarantor of the Obligations or otherwise marshall the assets of FSPL or (C) pursue any other remedy in Security Agent's, Facility Agent's, Facility Lender's or any Lender's power whatsoever;

               (ii) Any defense arising by reason of the application by FSPL of the proceeds of any borrowing;

               (iii) Any defense resulting from the absence, impairment or loss of any right of reimbursement, subrogation, contribution or other right or remedy of Debtor against FSPL, any other guarantor of the Obligations or any security, whether resulting from an election by Security Agent, Facility Agent, Facility Lender or any Lender to foreclose upon security by nonjudicial sale, or otherwise;

               (iv) Any setoff or counterclaim of FSPL or any defense which results from any disability or other defense of FSPL or the cessation or stay of enforcement from any cause whatsoever of the liability of FSPL (including, without limitation, the lack of validity or enforceability of any of the Facility Documents or the Transaction Documents);

               (v) Any defense based upon any law, rule or regulation which provides that the obligation of a surety must not be greater or more burdensome than the obligation of the principal;

               (vi) Until all obligations of Security Agent, Facility Agent, Facility Lender or any Lender to extend credit to FSPL have terminated and all of the Obligations have been fully, finally and indefeasibly paid, any right of subrogation, reimbursement, indemnification or contribution and other similar right to enforce any remedy which Security Agent, Facility Agent, Facility Lender, the Lenders or any other Person now has or may hereafter have against FSPL on account of the Obligations, and any benefit of, and any right to participate in, any security now or hereafter received by Security Agent or any other Person on account of the Obligations;

               (vii) All presentments, demands for performance, notices of non-performance, notices delivered under the Facility Documents or the Transaction Documents, protests, notice of dishonor, and notices of acceptance of this Security Agreement and of the existence, creation or incurring of new or additional Obligations and notices of any public or private foreclosure sale;

               (viii) The benefit of any statute of limitations;

               (ix) Any appraisement, valuation, stay, extension, moratorium redemption or similar law or similar rights for marshalling;

               (x) Any right to be informed by Security Agent, Facility Agent, Facility Lender or any Lender of the financial condition of FSPL or any other guarantor of the Obligations or any change therein or any other circumstances bearing upon the risk of nonpayment or nonperformance of the Obligations;

               (xi) Until all obligations of Security Agent, Facility Agent, Facility Lender or any Lender to extend credit to FSPL have terminated and all of the Obligations have been fully, finally and indefeasibly paid, any right to revoke this Security Agreement;

               (xii) Any defense arising from an election for the application of Section 1111 (b)(2) of the United States Bankruptcy Code which applies to the Obligations;

               (xiii) Any defense based upon any borrowing or grant of a security interest under Section 364 of the United States Bankruptcy Code; and

               (xiv) Any right it may have to a fair value hearing to determine the size of a deficiency judgment following any foreclosure on any security for the Obligations.

     Without limiting the scope of any of the foregoing provisions of this Paragraph 7(b), Debtor hereby further waives (A) all rights and defenses
     --------------
     arising out of an election of remedies by Security Agent, Facility Agent, Facility Lender and the Lenders, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a Obligation, has destroyed Debtor's rights of subrogation and reimbursement against FSPL by the operation of Section 580d of the Code of Civil Procedure or otherwise, (B) all rights and defenses Debtor may have by reason of protection afforded to FSPL with respect to the Obligations pursuant to the antideficiency or other laws of California limiting or discharging the Obligations, including, without limitation, Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure, and (C) all other rights and defenses available to Debtor by reason of Sections 2787 to 2855, inclusive, Section 2899 or Section 3433 of the California Civil Code or Section 3605 of the California Commercial Code.

          (c) Financial Condition of FSPL, Etc.  Debtor is fully aware of the
              --------------------------------
     financial condition and affairs of FSPL. Debtor has executed this Security Agreement without reliance upon any representation, warranty, statement or information concerning FSPL furnished to Debtor by Security Agent, Facility Agent, Facility Lender or any Lender and has, independently and without reliance on Security Agent, Facility Agent, Facility Lender or any Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of the financial condition and affairs of FSPL and of other circumstances affecting the risk of nonpayment or nonperformance of the Obligations. Debtor is in a position to obtain, and assumes full responsibility for obtaining, any additional information about the financial condition and affairs of FSPL and of other circumstances affecting the risk of nonpayment or nonperformance of the Obligations and will, independently and without reliance upon Security Agent, Facility Agent, Facility Lender or any Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own appraisals and decisions in taking or not taking action in connection with this Security Agreement.

     8.   GENERAL PLEDGE; SETOFF.
          ----------------------

          (a) Pledge.  In addition to all liens upon and rights of setoff
              ------
     against the property of Debtor given to Security Agent, Facility Agent, Facility Lender or any Lender by law or separate agreement to secure the liabilities of Debtor hereunder, to the extent permitted by law, Debtor hereby grants to Security Agent (for the benefit of Security Agent, Facility Agent, Facility Lender and the Lenders), as security for the Debtor's Obligations, a security interest in all monies, deposit accounts, securities and other property of Debtor now or hereafter in the possession of or on deposit with Security Agent, Facility Agent, Facility Lender or any Lender, whether held in a general or special account or deposit, or for safekeeping or otherwise; and Security Agent shall have all rights and remedies of a secured party with respect to such property.

          (b) Setoff.  In addition to any rights and remedies of Security Agent,
              ------
     Facility Agent, Facility Lender or any Lender provided by law, Security Agent, Facility Agent, Facility Lender and the Lenders (with the prior consent of Security Agent) shall have the right, without prior notice to Debtor, any such notice being expressly waived by Debtor to the extent permitted by applicable law, upon the occurrence and during the continuance of a Default, to set-off and apply against the Obligations any amount owing from Security Agent, Facility Agent, Facility Lender or any Lender to Debtor, including all deposits, accounts and moneys of Debtor then or thereafter maintained with Security Agent, Facility Agent, Facility Lender or any Lender, at or at any time after, the happening of any of the above mentioned events. The Security Agent, the Facility Agent, any Facility Lender or any Lender exercising any such right of setoff shall promptly notify Debtor thereof following such exercise.

          (c) Nonwaiver.  No security interest or right of setoff shall be
              ---------
     deemed to have been waived by any act or conduct on the part of Security Agent, Facility Agent, Facility Lender or any Lender or by any failure to exercise such right of setoff or to enforce such security interest, or by any delay in so doing; and every right of setoff and security interest shall continue in full force and effect until such right of setoff or security interest is specifically waived or released by an instrument in writing executed by Security Agent.

     9.   MISCELLANEOUS.
          -------------

          (a) Notices.  Except as otherwise specified herein, all notices,
              -------
     requests, demands, consents, instructions or other communications to or upon Debtor or Security Agent under this Security Agreement shall be given as provided in Section 25 of the Facility Agreement.

          (b) Waivers; Amendments.  Any term, covenant, agreement or condition
              -------------------
     of this Security Agreement may be amended or waived only with the consent of Security Agent. No failure or delay by Security Agent, Facility Agent, Facility Lender or any Lender in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right. Unless otherwise specified in any such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

          (c) Successors and Assigns.  This Security Agreement shall be binding
              ----------------------
     upon and inure to the benefit of Security Agent, Facility Agent, Facility Lender, the Lenders and Debtor and their respective successors and assigns; provided, however, that Security Agent, Facility Agent, Facility Lender,
     --------  -------
     and the Lenders may sell, assign and delegate their respective rights and obligations hereunder only as permitted by the Facility Documents and Debtor may not assign or delegate its rights and obligations hereunder. Security Agent, Facility Agent, Facility Lender and Lender may disclose to a potential assignee or transferee or any person proposing to enter into contractual arrangements with it in relation to this Security Agreement such information about the Debtor as it may think fit.

          (d) Partial Invalidity.  If at any time any provision of this Security
              ------------------
     Agreement is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Security Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

          (e) Cumulative Rights, etc.  The rights, powers and remedies of
              ----------------------
     Security Agent, Facility Agent, Facility Lender and the Lenders under this Security Agreement shall be in addition to all rights, powers and remedies given to Security Agent, Facility Agent, Facility Lender and the Lenders by virtue of any applicable law, rule or regulation, the Facility Documents, any other Transaction Document or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Security Agent's rights hereunder. For the avoidance of doubt and notwithstanding any other provision in this Security Agreement expressed or implied to the contrary, Debtor acknowledges that an additional security agreement (the "Charge") has been or will be executed by Debtor in favor of Security Agent, Facility Agent, Facility Lender, and the Lenders over the Charged Property, as defined therein, and that, without prejudice to the validity of the security created by this Security Agreement, Security Agent, Facility Agent, Facility Lender and the Lenders shall have the right to exercise their rights under either this Security Agreement or the Charge or both. The security interest created under this Security Agreement is in addition to and shall not merge with or otherwise prejudice or affect or be prejudiced or affected by security created under the Charge and the terms, conditions and provisions hereof shall be in addition to and without prejudice to the terms, conditions and provisions in the Charge. Debtor waives any right to require Security Agent, Facility Agent, Facility Lender or any Lender to proceed against any Person or to exhaust any Collateral or to pursue any remedy in Security Agent's Facility Agent, Facility Lender or such Lender's power.

          (f) Execution of Documents.  The Charge shall be deemed to have been
              ----------------------
     executed prior to the execution of this Security Agreement.

          (g) Payments Free of Taxes, Etc.  All payments made by Debtor under
              ---------------------------
     this Security Agreement shall be made by Debtor free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions and withholdings. In addition, Debtor shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, registration, performance and enforcement of this Security Agreement. Upon request by Security Agent, Debtor shall furnish evidence satisfactory to Security Agent that all requisite authorizations and approvals by, and notices to and filings with, governmental authorities and regulatory bodies have been obtained and made and that all requisite taxes, levies and charges have been paid.

          (h) Debtor's Continuing Liability.  Notwithstanding any provision of
              -----------------------------
     this Security Agreement, the Facility Documents or any other Transaction Document or any exercise by Security Agent of any of its rights hereunder or thereunder (including, without limitation, any right to collect or enforce any Collateral), (i) Debtor shall remain liable to perform its obligations and duties in connection with the Collateral (including, without limitation, the Related Contracts and all other agreements relating to the Collateral) and (ii) neither Security Agent nor any Lender shall assume any liability to perform such obligations and duties or to enforce any of Debtor's rights in connection with the Collateral (including, without limitation, the Related Contracts and all other agreements relating to the Collateral). Security Agent, Facility Agent, Facility Lender and each Lender shall be indemnified by the Debtor from and against all actions, losses, claims, proceedings, costs, demands and liabilities which may be suffered by any of them by reason of any failure of the Debtor to perform any of its obligations under any contract giving rise to the Receivables or the Collateral or this Security Agreement or in the execution or purported execution of any of the rights, powers, remedies, authorities or discretions vested in it under or pursuant to this Security Agreement.

          (i) Governing Law.  This Security Agreement shall be governed by and
              -------------
     construed in accordance with the laws of the State of California, except as required by mandatory provisions of law and to the extent the validity or perfection of the security interests hereunder, or the remedies hereunder, in respect of any Collateral are governed by the law of a jurisdiction other than California.

     IN WITNESS WHEREOF, Debtor has caused this Security Agreement to be executed as of the day and year first above written.



                              Flextronics International USA, Inc.



                              By:   /s/ Goh Chan Peng
                                    -----------------
                                    Name:  Goh Chan Peng
                                         ---------------
                                    Title:  C.F.O.
                                          --------

                                 ATTACHMENT 1
                             TO SECURITY AGREEMENT
                             ---------------------


     All right, title and interest of Debtor whether now owned or hereafter acquired, in and to the following:

     (a) All accounts, chattel paper, instruments (consisting of or giving rise to the right to payment of money), deposit account number 12330-19074 maintained by Debtor with Bank of America NT&SA, other rights to the payment of money (including, without limitation, general intangibles) and all deposit accounts into which any proceeds of any of the foregoing property may be deposited (collectively, the "Receivables") and all general intangibles, contracts,
                    ------------
security agreements, leases, guaranties and other agreements evidencing, securing or otherwise relating to the Receivables (collectively, the "Related
                                                                      -------
Contracts");
- ---------

     (b) All proceeds of the foregoing (including, without limitation, whatever is receivable or received when Receivables, Related Contracts or proceeds is sold, collected, exchanged, returned, substituted or otherwise disposed of, whether such disposition is voluntary or involuntary, including rights to payment and return premiums and insurance proceeds under insurance with respect to any Receivables, Related Contracts or proceeds, and all rights to payment with respect to any cause of action affecting or relating to the Receivables, Related Contracts or proceeds).

                                     [1]-1

                                  ATTACHMENT 2
                              DEPOSIT ACCOUNT FOR
                              -------------------
                       DEPOSIT OF PROCEEDS OF COLLATERAL
                       ---------------------------------



Lock Box account:

                 Bank of America
                 File 72929
                 P.O. Box 60000
                 San Francisco, CA 94160-2929


Deposit account into which all funds received into the lock box are deposited on a daily basis:

                 Bank of America NT&SA
                 P.O. Box 27128
                 Concord, CA  94520
                 Account No. 12330-19074

                                     [2]-1

                                  ATTACHMENT 3
                             TO SECURITY AGREEMENT
                             ---------------------

                          NOTICE OF SECURITY INTEREST
                                       IN
                                DEPOSIT ACCOUNT
                              -----------------------


                               _______ __, 199__


 [Name of Depositary Bank]
  -----------------------
 [Address of Depositary Bank]
  --------------------------
   __________________________

   __________________________


          Flextronics International USA, Inc., a California corporation

("Debtor") and First National Bank of Boston, Singapore Branch, acting as agent
  ------
for certain financial institutions under that certain Revolving Credit Facility Agreement dated June 13, 1996 (the "Facility Agreement"), and as agent for the
                                    ------------------
Facility Lender under the Revolving Credit Facility Letter dated June 4, 1996 (in such capacities, "Security Agent"), hereby notify you that pursuant to a
                      --------------
Security Agreement dated as of __________, 1996 (the "Security Agreement") Debtor has granted to Security Agent a security interest in the deposit account maintained by Debtor with you described below:

                                  Account        Depositor's      Account
                                   Number           Name            Type
                                  -------        ------------     --------
________________________________________________________________________________

                                 Flextronics International USA, Inc.


                              By:___________________________________
                                Name:_______________________________
                                Title:______________________________


                              First National Bank of Boston, Singapore
                              Branch as Security Agent

                              By:___________________________________
                                Name:_______________________________
                                Title:______________________________


                                     [3]-1